                                                                   Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  JANUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    8.79385559             Class 2-A1 ....   $    8.53764818
                  ---------------                               ---------------
Class 1-A2 ....   $    7.66049216             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.54946996
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    1.99195205
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.74805516
                  ---------------                               ---------------
Class 1-A6 ....   $    0.77070559             Class 2-M .....   $    0.74805491
                  ---------------                               ---------------
Class 1-A7 ....   $    0.77070523             Class 2-B1 ....   $    0.74805869
                  ---------------                               ---------------
Class 1-PO ....   $    1.16559518             Class 2-B2 ....   $    0.74805903
                  ---------------                               ---------------
Class 1-M .....   $    0.77070557             Class 2-B3 ....   $    0.74804937
                  ---------------                               ---------------
Class 1-B1 ....   $    0.77070445             Class 2-B4 ....   $    0.74804467
                  ---------------                               ---------------
Class 1-B2 ....   $    0.77070546             Class 2-B5 ....   $    0.74806101
                  ---------------                               ---------------
Class 1-B3 ....   $    0.77070704             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.77070377             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.77070779
                  ---------------

          Principal Prepayments included in the above

          principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $    7.46004232             Class 2-A1 ....   $    7.24631637
                  ---------------                               ---------------
Class 1-A2 ....   $    6.49858247             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    5.55885302
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    1.69066638
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.63491072
                  ---------------                               ---------------
Class 1-A6 ....   $    0.65380836             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A7 ....   $    0.65380806             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-PO ....   $    0.98880284             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.68495951           7.25000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    5.73093243           7.25000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.01038440           7.25000000%
                                         ---------------      ---------------

                    Class 1-A7 ....      $    6.01038411           7.25000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.31260385           0.47259786%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.01038447           7.25000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.01038493           7.25000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.01038504           7.25000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.01038468           7.25000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.01038105           7.25000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.01038235           7.25000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.60606576           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    5.57245932           7.00000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    4.48039609           7.50000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.21835339           7.50000000%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.21835514           7.50000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.21835236           7.50000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.21835369           7.50000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.21835888           7.50000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.21835908           7.50000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.21836131           7.50000000%
                                         ---------------      ---------------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------      ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     86,125.53
                                                                ---------------

     iv)  The amount of servicing compensation       Pool 1           Pool 2
          received by the Company during the         ------           ------
          month preceding the month of
          distribution: ...................         66,735.77         28,142.11
                                              ---------------   ---------------

(b)  The amounts below are for the aggregate of all

     certificates.

     v)   The Pool Scheduled Principal
          Balances: .......................   $337,292,786.22   $124,968,281.42
                                              ---------------   ---------------

          Number of Mortgage Loans: .......              1168               429
                                              ---------------   ---------------

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vi)  The Class Certificate Principal Balance of each Class
     and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                           Aggregate               Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 1-A1 ....      $ 35,566,754.21               932.16
                                         ---------------      ---------------
                    Class 1-A2 ....      $155,733,385.60               940.91
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 25,316,504.54               994.05
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 12,784,496.82               994.05
                                         ---------------      ---------------
                    Class 1-S .....      $277,848,184.33               958.62
                                         ---------------      ---------------
                    Class 1-PO ....      $  2,114,813.57               981.11
                                         ---------------      ---------------
                    Class 1-M .....      $  6,959,574.51               994.05
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,349,733.93               994.05
                                         ---------------      ---------------
                    Class 1-B2 ....      $  3,479,787.73               994.05
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,913,883.20               994.05
                                         ---------------      ---------------
                    Class 1-B4 ....      $  1,043,936.03               994.05
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,391,916.08               994.05
                                         ---------------      ---------------


                    Class 2-A1 ....      $ 55,670,181.03               919.36
                                         ---------------      ---------------
                    Class 2-A2 ....      $  4,759,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,475,789.48               948.73
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 31,624,057.32             1,003.66
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 13,301,247.54               994.19
                                         ---------------      ---------------
                    Class 2-M .....      $  2,595,638.19               994.19
                                         ---------------      ---------------
                    Class 2-B1 ....      $  1,622,273.99               994.19
                                         ---------------      ---------------
                    Class 2-B2 ....      $  1,297,818.60               994.19
                                         ---------------      ---------------
                    Class 2-B3 ....      $    713,801.47               994.19
                                         ---------------      ---------------
                    Class 2-B4 ....      $    389,345.10               994.19
                                         ---------------      ---------------
                    Class 2-B5 ....      $    519,128.70               994.19
                                         ---------------      ---------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

     vii) The following pertains to any
          real estate acquired on behalf
          of Certificateholders:                    Pool 1           Pool 2
                                                    ------           ------
          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of
          Mortgage Loans included in the
          Principal Balance set forth
          above ...........................                 0                 0
                                              ---------------   ---------------

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    viii) Aggregate number and aggregate Principal Balances
          of delinquent Mortgage Loans, as of the opening of business on the related Determination Date,

                                                   Loans      Principal Balance
                                                   -----      -----------------
          Pool 1............................
                 (1)      *30-59 days                       1   $    402,579.70
                                              ---------------   ---------------
                 (2)       60-89 days                       0   $          0.00

                                              ---------------   ---------------
                 (3)  90 days or more                       1   $    234,842.32
                                              ---------------   ---------------
                 (4)   in foreclosure                       2   $    593,457.60
                                              ---------------   ---------------

          Pool 2............................
                 (1)       30-59 days                       1   $    383,982.84
                                              ---------------   ---------------
                 (2)       60-89 days                       0   $          0.00
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)   in foreclosure                       1   $    597,722.96
                                              ---------------   ---------------

     ix) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     xi)  Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.472598%
                                            ---------------
              Class 2-A4 Certificates: ..          0.242200%
                                            ---------------

                                                     Pool 1           Pool 2
                                                     ------           ------

     xii) Senior Percentage ...............       94.31347900%      94.23342600%
                                              ---------------   ---------------
    xiii) Group I Senior Percentage .......       82.99292600%      83.48775900%
                                              ---------------   ---------------
     xiv) Group II Senior Percentage ......       11.32055300%      10.74566700%
                                              ---------------   ---------------
      xv) Senior Prepayment Percentage ....      100.00000000%     100.00000000%
                                              ---------------   ---------------
     xvi) Group I Senior Prepayment
          Percentage  .....................      100.00000000%     100.00000000%
                                              ---------------   ---------------
    xvii) Group II Senior Prepayment

          Percentage  .....................        0.00000000%       0.00000000%
                                              ---------------   ---------------
   xviii) Junior Percentage ...............        5.68652100%       5.76657400%
                                              ---------------   ---------------
     xix) Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------